[The American Funds Group(r)]
Semi-Annual Report
for the six months ended February 29


U.S. Government Securities Fund
2000

[abstract illustration depicting various scenes of commerce]

U.S. Government Securities Fund/SM/ seeks high current income, consistent with prudent investment risk and preservation of capital, by investing primarily in obligations backed by the full faith and credit of the United States government.

U.S. Government Securities Fund is one of the 29 mutual funds in The American Funds Group,(r) the nation's third-largest mutual fund family. For nearly seven decades, Capital Research and Management Company, the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Fund results in this report were calculated for A shares at net asset value (without a sales charge) unless otherwise indicated. Here are the total returns and average annual compound returns with all distributions reinvested for periods ended March 31, 2000 (the most recent calendar quarter), assuming payment of the 3.75% maximum sales charge at the beginning of the stated periods - 10 years: +90.72%, or +6.67% a year; 5 years: +29.36%, or +5.28% a year; 1 year: -2.18%. Sales charges are lower for accounts of $100,000 or more. The fund's 30-day yield as of March 31, 2000, calculated in accordance with the Securities and Exchange Commission formula, was 5.89%.

Figures shown are past results and are not predictive of future results. Share price and return will vary, so you may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity.

Please see the back cover for important information about Class A and B shares.



Fellow Shareholders:

Rising interest rates and glimmers of inflation continued to roil bond markets during the six months ended February 29. In an unusual development, however, prices of U.S. Treasury securities benefited from the prospect of a shrinking supply of government bonds.

In this challenging environment, U.S. Government Securities Fund was able to post a modest gain for the six months. For shareholders who reinvested monthly dividends totaling 36 cents a share, a decline in the net asset value of your shares was more than offset by the fund's 2.9% income return (5.8% annualized). The result was a six-month total return (income minus the decline in capital value) of 1.4%.

That matched the 1.4% average total return of the 189 U.S. government bond funds tracked by Lipper Inc. The Lehman Brothers Government/Mortgage-Backed Securities Index finished the six months slightly higher, with a 2.0% gain, also on a reinvested basis.

Reflecting last spring's bond market rout, the fund's 12-month return was only 0.6%. While we realize how disappointing that may seem, we would emphasize that over longer, more meaningful periods - and through various market cycles - the fund has done quite well. Since beginning operations on October 17, 1985, U.S. Government Securities Fund has increased 177.3% with dividends reinvested, representing an average compound return of 7.4% a year.


Inflation worries and a shortage of government bonds

With little to temper the nation's prosperity during the six months, bond investors grew concerned about the pace of worldwide economic growth and the increasing likelihood of inflation. And indeed, signs of higher prices have emerged. Wage pressures have strengthened; the cost of raw materials has crept up, and oil prices have soared to levels not seen since the early 1990s. In a preemptive strike against a possibly overheating economy, the Federal Reserve Board notched up short-term interest rates in November, February and March.

These developments dampened most bond prices during the six-month period. U.S. Treasury securities, however, proved to be the bright spot. A squeeze on the market supply of Treasuries - caused by a sharp slowdown in federal borrowing and compounded by the launch of an unprecedented program to buy back publicly held government debt - sent investors scrambling for existing government bonds. As prices on longer term bonds improved, their yields fell, even as tightening by the Fed pushed up yields on short-term instruments.


Good values among mortgage-backed securities

In keeping with its emphasis on the highest quality issues, U.S. Government Securities Fund invests primarily in a combination of U.S. Treasury bonds and federally sponsored mortgage-backed securities. Over the years, we believe that balance has helped moderate volatility and improve overall returns.

During the recent surge in U.S. Treasury prices, we have found attractive values among mortgage-backed securities. With interest rates up, refinancings have slowed and fewer new mortgages are coming to market - factors that should bode well for existing mortgage holdings. Accordingly, we have increased the portfolio's mortgage position, to 44% of net assets as of February 29. At the same time, we have trimmed our investments in U.S. Treasury securities, to 42% of net assets, as we believe they are somewhat overvalued at this time.


Looking ahead

Going forward, we believe the Federal Reserve is likely to continue raising short-term interest rates as it tries to engineer a "soft landing" for the U.S. economy. That could contribute to further turbulence for bonds in the months ahead.

Longer term, we are cautiously optimistic. A meaningful increase in inflation has yet to materialize, in part because rising productivity has allowed businesses to absorb cost increases without price hikes. Global competition could also help contain price increases. Meanwhile, holders of government bonds could benefit from greater demand for a dwindling pool of securities.

Regardless of current market conditions, we are committed to our goal of providing shareholders with generous income and preservation of capital through the highest quality bonds available. We have always invested with a view to the long term and would urge shareholders to maintain that same perspective.

We look forward to reporting to you again in six months.

Cordially,

/s/ Paul G. Haaga, Jr.     /s/ John H. Smet
Paul G. Haaga, Jr.         John H. Smet
Chairman of the Board      President

April 14, 2000



The American Funds Income Series
U.S. Government Securities Fund

The American Funds Income Series
U.S. Government Securities Fund
February 29, 2000
Portfolio Composition

U.S. Treasuries                                                                                              42%
Agency Mortgage-Backed Securities                                                                            44%
Agency Debentures                                                                                            11%
Cash & Equivalents                                                                                            3%


Investment Portfolio
February 29, 2000                                                                                     Principal        Market
Percent
(Unaudited)                                                                                              Amount         Value
of Net
                                                                                                           (000)         (000)
Assets


Federal Agency Obligations:
Mortgage Pass - Throughs(1)  -  37.85%

Fannie Mae:                                                                                              $4,687        $4,302
 5.50% 2014                                                                                                3,000         2,776
 6.00% 2008                                                                                                7,850         7,040
 6.25% 2029                                                                                                6,884         6,635
 6.27% 2005                                                                                               16,312        15,771
 6.35% 2005                                                                                                5,688         5,310
 6.50% 2028                                                                                               11,443        11,190
 7.00% 2009 - 2028                                                                                         8,623         8,452
 7.50% 2039                                                                                                2,052         2,067
 8.00% 2005 - 2023                                                                                         2,904         2,889
 8.267% 2002(2)                                                                                            4,160         4,275
 8.50% 2007 - 2027                                                                                         1,089         1,131
 9.00% 2009 - 2023                                                                                           927           977
 9.50% 2011 - 2022                                                                                           468           501
 10.00% 2017 - 2021                                                                                        3,020         3,308
 11.00% 2010 - 2020                                                                                        2,256         2,497
 11.50% 2015 - 2020                                                                                        7,802         8,705
 12.00% 2000 - 2029                                                                                          333           372
 12.25% 2011 - 2013                                                                                        5,866         6,644
 12.50% 2012 - 2029                                                                                            1             1
 12.75% 2012                                                                                               2,771         3,147
 13.00% 2028                                                                                                 459           522
 13.25% 2011 - 2014                                                                                        1,271         1,451
 13.50% 2015                                                                                                 467           543
 14.00% 2013 - 2014                                                                                          805           951
 15.00% 2013                                                                                                  10            12
 15.50% 2012                                                                                                   9            10
8.89%
 16.00% 2012
Freddie Mac:                                                                                               2,715         2,547
 6.00% 2014                                                                                                  588           581
 7.00% 2008                                                                                                1,378         1,400
 8.00% 2012                                                                                                  360           364
 8.25% 2007                                                                                                6,339         6,512
 8.50% 2009 - 2021                                                                                           320           327
 8.75% 2008                                                                                                2,059         2,120
 9.00% 2010 - 2021                                                                                           236           249
 10.50% 2006 - 2016                                                                                          137           144
 10.75% 2010                                                                                                 336           361
 11.00% 2015 - 2016                                                                                          135           145
 11.50% 2015                                                                                                 224           244
 11.75% 2014                                                                                               3,794         4,167
 12.00% 2000 - 2017                                                                                          246           269
 12.25% 2015                                                                                               3,557         3,935
 12.50% 2015 - 2019                                                                                        2,330         2,608
 13.00% 2014 - 2015                                                                                          114           128
 13.50% 2018                                                                                                  13            14
 13.75% 2014                                                                                                 119           136
 14.00% 2011 - 2014                                                                                           66            76
 14.50% 2010 - 2011                                                                                           53            60
 14.75% 2010                                                                                                  25            28
 15.00% 2011                                                                                                  25            29
 15.50% 2011                                                                                                  18            21
 16.00% 2012                                                                                                  72            83
  2.32
 16.25% 2011
Government National Mortgage Assn.:                                                                        2,444         2,227
 5.50% 2013                                                                                               94,841        87,501
 6.00% 2008 - 2029                                                                                        57,132        53,809
 6.50% 2014 - 2029                                                                                        59,741        57,403
 7.00% 2008 - 2029                                                                                        22,652        22,322
 7.50% 2009 - 2029                                                                                        36,824        36,989
 8.00% 2022 - 2030                                                                                         2,479         2,548
 8.50% 2020 - 2023                                                                                         8,584         8,948
 9.00% 2009 - 2022                                                                                         3,411         3,614
 9.50% 2009 - 2021                                                                                         1,012         1,070
 9.75% 2011 - 2012                                                                                        20,857        22,357
 10.00% 2016 - 2022                                                                                           67            72
 10.25% 2012                                                                                               1,046         1,140
 10.50% 2015 - 2019                                                                                          141           157
 11.00% 2013                                                                                               1,479         1,586
 11.25% 2001 - 2016                                                                                           41            44
 11.75% 2000 - 2015                                                                                          167           187
 12.25% 2013 - 2015                                                                                          164           184
 12.75% 2014 - 2015                                                                                        1,074         1,235
 13.00% 2011 - 2015                                                                                          168           191
 13.25% 2013 - 2015                                                                                          169           196
 13.50% 2013                                                                                                  94           109
 14.00% 2014                                                                                                 242           286
 14.50% 2012 - 2014                                                                                           20            25
 26.64
 16.00% 2011 - 2012

                                                                                                                   ----------
----------
                                                                                                                       432,227
 37.85
                                                                                                                   ----------
----------


Federal Agency Obligations:
Other  -  10.98%
Federal Home Loan Bank Bonds:                                                                              3,500         3,466
 5.625% 2001                                                                                               4,000         3,843
 5.50% 2003                                                                                                5,000         4,757
 6.00% 2004                                                                                               41,825        38,074
  4.39
 5.80% 2008
Freddie Mac Notes:                                                                                        14,500        13,637
 5.125% 2003                                                                                              11,000        10,012
  2.07
 5.75% 2008
Tennessee Valley Authority:                                                                               48,670        42,792
 Series G, 5.375% 2008                                                                                    10,000         8,777
  4.52
 Series E, 6.25% 2017
                                                                                                                   ----------
----------
                                                                                                                       125,358
 10.98
                                                                                                                   ----------
----------









Collaterized Mortgage
Obligations(1) - 4.77%                                                                                     1,422         1,426
 Series 91-50, Class H, 7.75% 2006                                                                         3,093         3,115
 Series 91-146, Class Z, 8.00% 2006                                                                        5,000         4,781
 Series 1997-M5, Class C, ACES, 6.74% 2007                                                                 7,500         7,029
 Series 1998-M6, Class A2, ACES, 6.32% 2008                                                                  221           241
 Trust 35, Class 2, 12.00% 2018                                                                            1,257         1,179
 Series 90-93, Class G, 5.50% 2020                                                                         4,302         4,293
 Series 1992-119, Class Z, 8.00% 2022                                                                      5,578         4,969
 Series 1994-4, Class ZA, 6.50% 2024                                                                      11,862        10,428
 Series 1997-M6, Class ZA, 6.85% 2026                                                                      4,000         3,819
  3.62
 Series 1997-28, Class C, 7.00% 2027
Freddie Mac:                                                                                              10,586        10,123
 Series 1716, Class A, 6.50% 2009                                                                            100           105
 Series 83-A, Class 3, 11.875% 2013                                                                          692           744
 Series 83-B, Class 3, 12.50% 2013                                                                         1,116         1,143
 Series 178, Class Z, 9.25% 2021                                                                           1,072         1,041
  1.15
 Series 1567, Class A, 5.268% 2023(2)                                                                              ----------
----------
                                                                                                                        54,436
  4.77
                                                                                                                   ----------
----------


Collateralized Mortgage Obligations
(Privately Originated)(1)(3)  -  1.04%
Collateralized Mortgage Obligation Trust,                                                                  2,567         2,613
   .23
 Series 63, Class Z, 9.00% 2020
Paine Webber CMO, Pac,                                                                                     2,147         2,224
   .19
 Series O, Class 5, 9.50% 2019
Ryland Acceptance Corp. Four,                                                                              7,167         7,113
   .62
 Series 88, Class E, 7.95% 2019                                                                                    ----------
----------
                                                                                                                        11,950
  1.04
                                                                                                                   ----------
----------


Development Authorities  -  0.23%
International Bank for Reconstruction and Development                                                      2,000         2,621
   .23
 12.25%  December 2008                                                                                             ----------
----------
                                                                                                                         2,621
   .23
                                                                                                                   ----------
----------


U.S. Treasury Obligations  -  41.58%                                                                       5,000         4,977
 6.25% October 2001                                                                                       19,000        18,685
 5.875% September 2002                                                                                    27,000        30,244
 11.625% November 2002                                                                                    10,250        11,426
 10.75% May 2003                                                                                           6,000         6,993
 11.875% November 2003                                                                                     8,250         8,429
 7.25% May 2004                                                                                           42,100        30,748
 0% November 2004                                                                                          3,655         3,831
 7.875% November 2004                                                                                      6,240         7,447
 11.625% November 2004                                                                                     7,980         8,256
 7.50% February 2005                                                                                      71,240        47,241
 0% May 2006                                                                                              16,000        15,630
 7.25% February 2007                                                                                      27,500        27,418
 6.625% May 2007                                                                                           9,780         9,476
 6.125% August 2007                                                                                        3,140         2,923
 5.50% February 2008                                                                                      13,225        12,250
 5.50% May 2009                                                                                           21,000        23,914
 10.375% November 2009                                                                                     4,000         4,541
 10.00% May 2010                                                                                          10,000        12,738
 12.75% November 2010                                                                                      8,000        10,806
 13.875% May 2011                                                                                         35,000        42,361
 10.375% November 2012                                                                                    11,000        14,618
 12.00% August 2013                                                                                        2,345         3,109
 9.875% November 2015                                                                                      5,550         6,836
 8.75% May 2017                                                                                           66,000        82,284
 8.875% August 2017                                                                                       11,250        13,096
 7.875% February 2021                                                                                      8,375         9,093
 7.125% February 2023                                                                                      6,350         5,486
 41.58
 5.25% February 2029                                                                                               ----------
----------
                                                                                                                       474,856
 41.58


                                                                                                                   ----------
----------
                                                                                                                     1,101,448
 96.45
Total Bonds and Notes   (cost: $1,140,860,000)                                                                     ----------
----------



Short-Term Securities

Federal Agency Discount Notes - 4.24%
                                                                                                          11,700        11,698
  1.02
Federal Home Loan Bank due 3/1/00                                                                          5,000         4,998
   .44
Federal Home Loan Bank due 3/3/00                                                                          2,150         2,147
   .19
Federal Home Loan Bank due 3/8/00                                                                          2,150         2,144
   .19
Federal Home Loan Bank due 3/17/00                                                                         5,000         4,972
   .44
Federal Home Loan Bank due 4/5/00                                                                          7,000         6,938
   .61
Federal Home Loan Bank due 4/24/00                                                                         5,706         5,646
   .49
Federal Home Loan Bank due 5/4/00                                                                          3,000         2,968
   .26
Federal Home Loan Bank due 5/5/00                                                                          7,000         6,904
   .60
Federal Home Loan Bank due 5/24/00

                                                                                                                   ----------
----------
                                                                                                                        48,415
  4.24
Total Short-Term Securities   (cost: $48,416,000)                                                                  ----------
----------
                                                                                                                     1,149,863
100.69
Total Investment Securities   (cost:$1,189,276,000)                                                                      7,831
   .69
Excess of payables over cash and receivables                                                                       ----------
----------
                                                                                                                    $1,142,032
100.00%
Net Assets                                                                                                        ===========
=======


(1) Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturities are shorter than the stated maturites.
(2) Coupon rate may change periodically.
(3) Comprised of federal agency originated or guaranteed loans.

See Notes to Financial Statements


The American Funds Income Series
U.S. Government Securities Fund
Financial Statements (Unaudited)                              (Unaudited)
----------------------------------------         ------------ ------------
Statement of Assets and Liabilities
at February 29, 2000                              (dollars in thousands)
----------------------------------------         ------------ ------------
Assets:
Investment securities at market
 (cost: $1,189,276)                                           $1,149,863
Receivables for-
 Sales of investments                                 $ 9,236
 Sales of fund's shares                                   884
 Accrued interest                                      12,860
 Other                                                      4    22,984
                                                 ------------ ------------
                                                              1,172,847
Liabilities:
Payables for-
 Purchases of investments                              22,924
 Repurchases of fund's shares                           4,811
 Dividends payable                                      1,963
 Management services                                      368
 Accrued expenses                                         749    30,815
                                                 ------------ ------------
Net Assets at August 31, 1999-
 Equivalent to $12.45 per share on
 91,712,760 shares of beneficial
 interest issued and outstanding;
 unlimited shares authorized                                  $1,142,032
                                                              ============

Statement of Operations                                       (Unaudited)
for six months ended, February 29, 2000           (dollars in thousands)
                                                 ------------ ------------
Investment Income:
Income:
 Interest                                                      $ 43,379

Expenses:
 Management services fee                               $2,429
 Distribution expenses                                  1,820
 Transfer agent fee                                       678
 Reports to shareholders                                   70
 Registration statement and prospectus                     81
 Postage, stationery and supplies                         155
 Trustees' fees                                            12
 Auditing and legal fees                                   47
 Custodian fee                                             12
 Taxes other than federal income tax                       22     5,326
                                                 ------------ ------------
Net investment income                                            38,053
                                                              ------------
Realized Loss and Unrealized
 Depreciation on Investments:
Net realized loss                                               (21,706)
Net on investments unrealized depreciation:
 Beginning of period                                  (40,843)
 End of period                                        (39,413)
                                                 ------------
  Net change in unrealized depreciation on investments            1,430
                                                              ------------
 Net realized loss and change in unrealized
  depreciation on investments                                   (20,276)
                                                              ------------
Net Increase in Net Assets Resulting
 from Operations                                               $   17,777
                                                              ============
Statement of Changes in Net
 Assets                                           (dollars in thousands)
----------------------------------------         ------------ ------------
                                                Six Months endYear ended
                                                 February 29, August 31
                                                        2000*       1999
Operations:                                      ------------ ------------
Net investment income                              $   38,053 $   77,125
Net realized loss on investments                      (21,706)   (1,614)
Net change in unrealized (depreciation)
 appreciation on investments                            1,430   (77,976)
                                                 ------------ ------------
 Net  increase (decrease) in net assets
  resulting from operations                            17,777    (2,465)
                                                 ------------ ------------
Dividends Paid to Shareholders                        (36,106)  (77,414)
                                                 ------------ ------------
Capital Share Transactions:
Proceeds from shares sold:
 13,013,228 and 59,582,486
 shares, respectively                                 163,442   788,396
Proceeds from shares issued in
 reinvestment of net investment income
 dividends: 2,303,266 and 4,640,790
 shares, respectively                                  28,848    61,070
Cost of shares repurchased:
 28,246,258 and 49,917,467
 shares, respectively                                (353,648) (657,673)
                                                 ------------ ------------
 Net increase (decrease) in net assets resulting
  from capital share transactions                    (161,358)  191,793
                                                 ------------ ------------
Total (Decrease) Increase in Net Assets              (179,687)  111,914

Net Assets:
Beginning of year                                   1,321,719 1,209,805
                                                 ------------ ------------
End of year (including undistributed
 net investment income of $3,122, and
 $1,176, respectively)                             $1,142,032 $1,321,719
                                                  =========== ===========
*Unaudited

See Notes to Financial Statements

 Notes to Financial Statements
     Unaudited
1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

 ORGANIZATION - The American Funds Income Series(the "trust") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company and has initially issued one series of shares, U.S. Government Securities Fund(the "fund"). The fund seeks high current income, consistent with prudent investment risk and preservation of capital, by investing primarily in obligations backed by the full faith and credit of the United States government.

 SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

 SECURITY VALUATION - Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Trustees.

 SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for as of the trade date. Realized gains and losses from securities transactions are determined based on specific identified cost. In the event securities are purchased on a delayed delivery or "when-issued" basis, the fund will instruct the custodian to segregate liquid assets sufficient to meet its payment obligations in these transactions. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on securities purchased are amortized daily over the expected life of the security.

 DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends to shareholders are declared daily after the determination of the fund's net investment income and are paid to shareholders monthly.

2. FEDERAL INCOME TAXATION

 The fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and intends to distribute all of its net taxable income and net capital gains for the fiscal year. As a regulated investment company, the fund is not subject to income taxes if such distributions are made. Required distributions are determined on a tax basis and may differ from net investment income and net realized gains for financial reporting purposes. In addition, the fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund.

  As of February 29, 2000, net unrealized depreciation on investments for book and federal income tax purposes aggregated $39,413,000, of which $6,714,000 related to appreciated securities and $46,127,000 related to depreciated securities. There was no difference between book and tax realized losses on securities transactions for the period ended February 29, 2000. The fund had available at August 31, 1999 a net capital loss carryforward totaling $68,463,000 which may be used to offset capital gains realized during subsequent years through 2007 and thereby relieve the fund and its shareholders of any federal income tax liability with respect to the capital gains that are so offset. The fund will not make distributions from capital gains while a capital loss carryforward remains. The cost of portfolio securities for book and federal income tax purposes was $1,189,276,000 at February 29, 2000.

3. FEES AND TRANSACTIONS WITH RELATED PARTIES

 INVESTMENT ADVISORY FEE - The fee of $2,429,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company
(CRMC), with which certain officers and Trustees of the trust are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.30% of the first $60 million of average net assets; 0.21% of such assets in excess of $60 million but not exceeding $1 billion; 0.18% of such assets in excess of $1 billion but not exceeding $3 billion; and 0.16% of such assets in excess of $3 billion; plus 3.00% on the first $3,333,333 of the fund's monthly gross investment income; and 2.25% of such income in excess of $3,333,333 but not exceeding $8,333,333; and 2.00% of such income in excess of $8,333,333.

 DISTRIBUTION EXPENSES -   Pursuant to a Plan of Distribution, the fund may
expend up to 0.30% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the trust's Board of Trustees. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the period ended February 29, 2000, distribution expenses under the Plan was $1,820,000. As of February 29, 2000, accrued and unpaid distribution expenses were $597,000.

 American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $244,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

 TRANSFER AGENT FEE - American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $678,000.

 DEFERRED TRUSTEES' FEES - Trustees who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of February 29, 2000, aggregate deferred amounts and earnings thereon since the deferred compensation plan's adoption (1993) net of any payments to Trustees, were $96,000.

  CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Trustees and officers of the trust are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

4. INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

 The fund made purchases and sales of investment securities, excluding short-term securities of $322,229,000 and $441,713,000, respectively, during period ended February 29, 2000.

 As of February 29, 2000, net realized loss on investments was $96,457,000 and paid-in capital was $1,183,067,000.

  Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $12,000 was paid by these credits rather than in cash.



PER-SHARE DATA AND RATIOS
---------------------------------           --------------------------------------------------
                                              Six months
                                                ended        Year  Ended August     31
                                            February 29, --------------------------------------
                                               2000(1)     1999    1998   1997   1996   1995
                                            ---------------------------------------------------
Net Asset Value, Beginning
 of Period                                   $     12.63  $  13.39 $13.03 $12.78 $13.24 $13.18
                                            ---------------------------------------------------
Income from Investment
 Operations:
  Net investment income                              .38      .77    .83    .88    .93   1.01
  Net gains or lossess on securities
   (both realized and unrealized)                   (.20)    (.76)   .40    .25   (.49)   .06
                                            ---------------------------------------------------
   Total from investment operations                  .18      .01   1.23    1.13   .44    1.06
                                            ---------------------------------------------------
Less Distributions:
 Dividends (from net investment
  income)                                           (.36)    (.77)  (.87)  (.88)  (.90) (1.01)
                                            ---------------------------------------------------
Net Asset Value, End of Period               $     12.45  $  12.63 $13.39 $13.03 $12.78 $13.24
                                            ===================================================
Total Return (2)                                1.44%(3)   (.01)%   9.70%  9.08%  3.40%  8.60%

Ratios/Supplemental Data:
 Net assets, end of period (in
  millions)                                       $1,142   $1,322 $1,210 $1,106 $1,216 $1,337
 Ratio of expenses to average
  net assets                                      .43%(3)     .80%   .79%   .80%   .81%   .79%
 Ratio of net income to
  average net assets                             3.04%(3)     5.80  6.24%  6.74%  7.04%  7.79%
 Portfolio turnover rate                         49.61%(3    81.10 81.99% 28.16% 40.01% 46.77%

(1)Unaudited
(2)Excludes maximum sales charge of 4.75%, before January 10, 2000, and 3.75% thereafter.
(3)Based on operations for the period shown and, accordingly, not representative of a full year.


Results of Shareholders Meeting  (Unaudited)
Held October 28, 1999

Shares Outstanding on August 24, 1999 (record date)  104,346,976
Shares Voting on October 28, 1999                    53,904,533
                                                     (51.7%)
Proposal 1: Election of Trustees

                                                       Percent of                            Percent of
                                                       Shares             Votes              Shares
Director                             Votes For         Voting For         Withheld           Withheld
Richard G. Capen, Jr.                53,407,109        99.1%              497,424            .9%

H. Frederick Christie                53,374,199        99.0%              530,334            1.0%

Don R. Conlan                        53,403,078        99.1%              501,455            .9%

Diane C. Creel                       53,390,376        99.0%              514,157            1.0%

Martin Fenton                        53,408,147        99.1%              496,386            .9%

Leonard R. Fuller                    53,403,862        99.1%              500,671            .9%

Abner D. Goldstine                   53,362,799        99.0%              541,734            1.0%

Paul G. Haaga, Jr.                   53,406,153        99.1%              498,380            .9%

Richard G. Newman                    53,415,025        99.1%              489,508            .9%

Frank M. Sanchez                     53,329,397        98.9%              575,136            1.1%


Proposal 2: Ratification of Auditors

                  Percent of                           Percent of                               Percent of
                  Shares                               Shares                                   Shares
Votes For         Voting For       Votes Against       Voting Against        Abstentions        Abstaining
52,786,137        97.9%            318,700             .6%                   799,696            1.5%



[The American Funds Group(r)]

U.S. Government Securities Fund

Offices of the fund and of the
investment adviser, Capital Research
and Management Company
333 South Hope Street
Los Angeles, California 90071-1443

135 South State College Boulevard
Brea, California 92821-5823

Transfer agent for shareholder accounts
American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 2205
Brea, California 92822-2205

P.O. Box 659522
San Antonio, Texas 78265-9522

P.O. Box 6007
Indianapolis, Indiana 46206-6007

P.O. Box 2280
Norfolk, Virginia 23501-2280

Custodian of assets
The Chase Manhattan Bank
One Chase Manhattan Plaza
New York, New York 10081-0001

Counsel
Paul, Hastings, Janofsky & Walker LLP
555 South Flower Street
Los Angeles, California 90071-2371

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071-1462

For information about your account, any of the fund's services, or for a prospectus for any of the American Funds, please contact your financial adviser. You may also call American Funds Service Company, toll-free, at 800/421-0180 or visit www.americanfunds.com on the World Wide Web. Please read the prospectus carefully before you invest or send money.

This report is for the information of shareholders of U.S. Government Securities Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after June 30, 2000, this report must be accompanied by an American Funds Group Statistical Update for the most recently completed calendar quarter.

There are two ways to invest in U.S. Government Securities Fund. Class A shares are subject to a 3.75% maximum up-front sales charge that declines for accounts of $100,000 or more. Class B shares, which are not available for certain employer-sponsored retirement plans, have no up-front sales charge. They are, however, subject to additional expenses of approximately 0.75% a year over the first eight years of ownership. If redeemed within six years, they may also be subject to a contingent deferred sales charge (5% maximum) that declines over time.

Printed on recycled paper
Litho in USA DD/CG/4567
Lit. No. GVT-013-0400